UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-09781

PFS FUNDS

(Exact name of registrant as specified in charter)

1939 Friendship Drive Suite C El Cajon, CA (Address of principal executive offices)	92020 (Zip code)

CT Corporation System

155 Federal St., Suite 700,

Boston, MA 02110

 (Name and address of agent for service)

Registrant’s telephone number, including area code: (619) 588-9700

Date of fiscal year end: March 31

Date of reporting period: December 31, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

Rocky Peak Small Cap Value Fund

		Schedule of Investments
	December 31, 2012 (Unaudited)

Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS

Aircraft
665	AeroVironment, Inc. *	$ 14,457	2.18%

Commercial Printing
1,805	R.R. Donnelley & Sons Company	16,227	2.44%

Converted Paper & Paperboard Prods (No Containers/Boxes)
800	Sealed Air Corporation	14,008	2.11%

Crude Petroleum & Natural Gas
535	Bill Barrett Corporation *	9,518
1,725	Callon Petroleum Company *	8,107
1,250	EXCO Resources, Inc.	8,463
		26,088	3.93%

Deep Sea Foreign Transportation of Freight
5,150	Global Ship Lease, Inc. Class A * (United Kingdom)	15,141	2.28%

Electronic Components & Accessories
1,265	AVX Corporation	13,637	2.05%

Engines & Turbines
630	Briggs & Stratton Corporation	13,280	2.00%

Fabricated Structural Metal Products
790	Harsco Corporation	18,565	2.80%

Fats & Oils
2,125	Omega Protein Corporation *	13,005	1.96%

Games, Toys & Children's Vehicles (No Dolls & Bicycles)
1,300	JAKKS Pacific, Inc.	16,276	2.45%

General Industrial Machinery & Equipment, NEC
760	Altra Holdings, Inc.	16,758
275	Crane Co.	12,727
		29,485	4.44%

Insurance Carriers, NEC
1,675	Hallmark Financial Services, Inc. *	15,728	2.37%

Investment Advice
670	Federated Investors, Inc.	13,554	2.04%

Life Insurance
930	Symetra Financial Corporation	12,071	1.82%

Miscellaneous Food Preparations & Kindred Products
830	Diamond Foods, Inc. *	11,346	1.71%

Miscellaneous Manufacturing Industries
1,115	WMS Industries Inc. *	19,512	2.94%

Motor Vehicle Parts & Accessories
4,500	LoJack Corporation *	12,555
800	Superior Industries International, Inc.	16,320
		28,875	4.35%

Oil & Gas Field Exploration Services
1,000	Flotek Industries, Inc. *	12,200	1.84%

Paper Mills
405	Potlatch Corporation	15,855	2.39%

Photographic Equipment & Supplies
1,550	Avid Technology, Inc. *	11,749	1.77%

Printed Circuit Boards
2,100	IEC Electronics Corp.	14,196	2.14%

Retail - Computer & Computer Software Stores
420	GameStop Corp.	10,538	1.59%

Retail - Radio, TV & Consumer Electronics Stores
5,775	RadioShack Corporation	12,243	1.84%

Services - Business Services, NEC
910	Sykes Enterprises, Incorporated *	13,850	2.09%

Services - Computer Integrated Systems Design
500	ManTech International Corporation	12,970	1.95%

Services - Direct Mail Advertising Services
2,425	Harte-Hanks, Inc.	14,308	2.16%

Services - Educational Services
3,100	Lincoln Educational Services Corporation	17,329
39	The Washington Post Company	14,243
		31,572	4.76%

Services - Management Consulting Services
1,460	Duff & Phelps Corporation	22,805	3.44%

Services - Motion Picture & Video Tape Production
730	DreamWorks Animation SKG Inc. *	12,096
1,625	World Wrestling Entertainment, Inc.	12,821
		24,917	3.75%

Sporting & Athletic Goods, NEC
2,650	Callaway Golf Company	17,225	2.59%

Sugar & Confectionery Products
1,075	Rocky Mountain Chocolate Factory, Inc.	11,352	1.71%

Telephone & Telegraph Apparatus
7,375	Westell Technologies, Inc. *	13,644	2.06%

Truck & Bus Bodies
910	Miller Industries, Inc. *	13,878	2.09%

Wholesale - Electronic Parts & Equipment, NEC
1,280	Richardson Electronics, Ltd.	14,490	2.18%

Wholesale - Medical, Dental & Hospital Equipment & Supplies
475	Owens & Minor, Inc.	13,542	2.04%

Wholesale - Miscellaneous Nondurable Goods
1,165	Central Garden & Pet Company *	12,198
300	The Scotts Miracle-Gro Company	13,215
		25,413	3.82%

Wholesale - Drugs Proprietaries & Druggist's Sundries
525	Herbalife Ltd. (Caymen Islands)	17,294	2.61%

Total for Common Stock (Cost $596,905)		615,296	92.69%

MONEY MARKET FUNDS
73,428	Fidelity Governmental Fund 57 0.01% **	73,428	11.07%
	(Cost $73,428)

Total Investment Securities		688,724	103.76%
	(Cost $670,333)

Liabilities In Excess of Other Assets		(24,935)	-3.76%

Net Assets		$ 663,789	100.00%

* Non-Income Producing Securities.
** Variable Rate Security; The Coupon Rate shown represents the rate at December 31, 2012.

NOTES TO FINANCIAL STATEMENTS

ROCKY PEAK SMALL CAP VALUE FUND

December 31, 2012

(Unaudited)

1. SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of securities owned at December 31, 2012 was $670,333. At December 31, 2012, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments was as follows:

     Appreciation                 (Depreciation)               Net Appreciation (Depreciation)

        $52,072                         ($33,681)                                 $18,391

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on the Fund’s 2012 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER: The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

ORGANIZATIONAL & OFFERING EXPENSES: All costs incurred by the Fund in connection with the organization, offering and initial registration of the Fund, principally professional fees, were paid on behalf of the Fund by the Adviser,  Rocky Peak Capital Management, LLC, and will not be borne by the Fund.

EXPENSES: Expenses incurred by the PFS Funds Trust (the “Trust”) that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

3. SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (including common stock). Equity securities are generally valued by using market quotations.  The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price.  Over-the-counter securities will be valued on the basis of the bid price at the close of each business day.  Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security.  When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Shares of money market funds are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Trustees.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2012:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$615,296	$0	$0	$615,296
Money Market Funds	$73,428	$0	$0	$73,428
Total	$688,724	$0	$0	$688,724

Refer to the Fund’s Schedule of Investments for a listing of securities by industry.  The Fund did not hold any Level 3 assets during the three month period ended December 31, 2012. There were no transfers into or out of the levels during the three month period ended December 31, 2012. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in derivative instruments during the three month period ended December 31, 2012.

Item 2. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17CFR 270.30a-2(a)), are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS FUNDS

By: /s/Ross C. Provence

      Ross C. Provence

      President

Date:           2/25/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence

      Ross C. Provence

      President

Date:           2/25/13

By: /s/Jeffrey R. Provence

       Jeffrey R. Provence

      Chief Financial Officer

Date:           2/25/13